                                                                   Exhibit 10.64

Hickory Ridge Shopping Center
Hickory, NC
Third Amendment to Option

                      THIRD AMENDMENT TO OPTION TO PURCHASE
                              PARTNERSHIP INTERESTS

     THIS THIRD AMENDMENT TO OPTION TO PURCHASE PARTNERSHIP INTEREST (the "Amendment") is made and entered into as of the 23rd day of December 2003, by and between HICKORY RIDGE ASSOCIATES, LIMITED PARTNERSHIP, a Tennessee limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller and Buyer entered into that certain Option To Purchase Partnership Interests dated October 16, 2003 that was amended by Amendment to Option to Purchase Partnership Interests dated November 17, 2003 and further amended by Second Amendment to Option to Purchase Partnership Interests dated December 17, 2003 (the "Option Agreement"), for the sale and purchase of the property commonly known as Hickory Ridge Shopping Center located in Hickory, North Carolina, as legally described by the Option Agreement (the "Property").

     WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

     1. The Option Period as defined in the second paragraph of the Option Agreement is hereby amended and restated by deleting the words "...or December 24, 2003 ..." and inserting: "...December 31, 2003 at 5:00 p.m. (Chicago, Illinois time)..." therein.

     2. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Third Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Third Amendment. Any counterpart to this Third Amendment may be executed by facsimile copy and shall be binding on the parties.

     Except as modified herein, the Option Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Hickory Ridge Shopping Center
Hickory, NC
Third Amendment to Option


                                   Seller:

                                   HICKORY RIDGE ASSOCIATES, LIMITED
                                   PARTNERSHIP, a Tennessee limited partnership

                                   By: Hickory Ridge Development Corporation, a Tennessee corporation
                                   Its: General Partner


                                   By: /s/ George Bright by [ILLEGIBLE]
                                       --------------------------------
                                   Name:  George Bright
                                         ------------------------------
                                   Title:  President
                                          -----------------------------


                                   Purchaser:

                                   Inland Real Estate Acquisitions, Inc.,
                                   as Illinois corporation

                                   By: /s/ Jason A. Lazarus
                                      ---------------------------------
                                   Name:  Jason A. Lazarus
                                         ------------------------------
                                   Title:  Authorized Agent
                                          -----------------------------

Hickory Ridge Shopping Center
Hickory, NC
Second Amendment to Option

                     SECOND AMENDMENT TO OPTION TO PURCHASE
                              PARTNERSHIP INTERESTS

     THIS SECOND AMENDMENT TO OPTION TO PURCHASE PARTNERSHIP INTEREST (the "Amendment") is made and entered into as of the 17th day of December 2003, by and between HICKORY RIDGE ASSOCIATES, LIMITED PARTNERSHIP, A TENNESSEE LIMITED PARTNERSHIP ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller and Buyer entered into that certain Option To Purchase Partnership Interests dated October 16, 2003 that was amended by Amendment to Option to Purchase Partnership Interests dated November 17, 2003 (the "Option Agreement"), for the sale and purchase of the property commonly known as Hickory Ridge Shopping Center located in Hickory, North Carolina, as legally described by the Option Agreement (the "Property").

     WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

     1. The Option Period as defined in the second paragraph of the Option Agreement is hereby amended and restated by deleting the words "...or December 17, 2003 ..." and inserting: "...December 24, 2003 at 5:00 p.m. (Chicago, Illinois time)..." therein.

     2. This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Second Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Second Amendment. Any counterpart to this Second Amendment may be executed by facsimile copy and shall be binding on the parties.

     Except as modified herein, the Option Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Hickory Ridge Shopping Center
Hickory, NC
Second Amendment to Option


                                   Seller:

                                   HICKORY RIDGE ASSOCIATES, LIMITED
                                   PARTNERSHIP, a Tennessee limited partnership

                                   By: Hickory Ridge Development Corporation, a Tennessee corporation
                                   Its: General Partner


                                   By:  /s/ George Bright for [ILLEGIBLE]
                                      -----------------------------------
                                   Name: George Bright
                                        ---------------------------------
                                   Title: President
                                          -------------------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUISITIONS, INC.,
                                   an Illinois corporation

                                   By: /s/ Jason A. Lazarus
                                      -----------------------------------
                                   Name:  Jason A. Lazarus
                                         --------------------------------
                                   Title:  Authorized Agent
                                          -------------------------------

Hickory Ridge Shopping Center
Hickory, NC
Amendment to Option

                         AMENDMENT TO OPTION TO PURCHASE
                              PARTNERSHIP INTERESTS

     THIS AMENDMENT TO OPTION TO PURCHASE PARTNERSHIP INTEREST (the "Amendment") is made and entered into as of the 17th day of November 2003, by and between HICKORY RIDGE ASSOCIATES, LIMITED PARTNERSHIP, A TENNESSEE LIMITED PARTNERSHIP ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller and Buyer entered into that certain Option To Purchase Partnership Interests dated October 16, 2003 (the "Option Agreement"), for the sale and purchase of the property commonly known as Hickory Ridge Shopping Center located in Hickory, North Carolina, as legally described by the Option Agreement (the "Property").

     WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

     1. The Option Period as defined in the second paragraph of the Option Agreement is hereby amended by deleting the words "...or November 17, 2003 ..." and inserting: "...December 17, 2003 at 5:00 p.m. (Chicago, Illinois time)..." therein.

     2. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties.

     Except as modified herein, the Option Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Hickory Ridge Shopping Center
Hickory, NC
Amendment to Option


                                   Seller:

                                   HICKORY RIDGE ASSOCIATES, LIMITED
                                   PARTNERSHIP, a Tennessee limited
                                   partnership

                                   By: Hickory Ridge Development Corporation, a Tennessee corporation
                                   Its: General Partner

                                   By: /s/ George Bright for [ILLEGIBLE]
                                       ---------------------------------
                                   Name: George Bright
                                        --------------------------------
                                   Title:
                                         -------------------------------
                                   Purchaser:

                                   INLAND REAL ESTATE ACQUISITIONS, INC.,
                                   an Illinois corporation

                                   By: /s/ Jason A. Lazarus
                                       ---------------------------------
                                   Name:  Jason A. Lazarus
                                         -------------------------------
                                   Title: Authorized Agent
                                          ------------------------------

                    OPTION TO PURCHASE PARTNERSHIP INTERESTS

     THIS OPTION TO PURCHASE PARTNERSHIP INTERESTS ("Option Agreement") is entered as of the 16th day of October, 2003 (the "Effective Date"), by and between HICKORY RIDGE ASSOCIATES, LIMITED PARTNERSHIP, A TENNESSEE LIMITED PARTNERSHIP, with offices at c/o Fletcher Bright Company, 537 Market Street, Suite 400, Chattanooga, Tennessee 37402 ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC., AN ILLINOIS CORPORATION, with offices at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("Buyer").

     In consideration of the payment from Buyer to Seller of ONE HUNDRED AND 00/100 DOLLARS ($100.00) (the "Option Fee"), the receipt and sufficiency of which are hereby acknowledged, Seller hereby grants unto Buyer an option (the "Option") to acquire one hundred percent (100%) of the partnership interests (the "Interests") comprising the Seller for the price and the terms set forth below. Seller is the fee owner of that certain Hickory Ridge Shopping Center (the "Shopping Center"), consisting of approximately 38.95 acres of land, located in Catawba County, City of Hickory, North Carolina (the "Property"), as more particularly described on EXHIBIT "A" attached hereto and incorporated herein by this reference. Such Option shall be exercised on or November 17, 2003 (the "Option Date") (the period during which the Option may be exercised is hereafter referred to as the "Option Period"), by written notice to Seller (received by Seller on or before the expiration of the Option Period), accompanied by a deposit in the amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Deposit"), which shall be refundable only upon the default by Seller. The sale of the Interests shall close on or before thirty
(30) days from the Option Date (the "Closing Date").

     1. PURCHASE PRICE: The Purchase Price for the Interests shall be FORTY ONE MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($41,900,000.00) to be paid in cash plus or minus prorations.

     2. WARRANTY OF TITLE: Seller warrants that it will cause to be conveyed to Buyer all of the Interests and that Seller owns insurable fee simple title to the Property, subject to liens and encumbrances of record. Transfer of the Interests shall be made pursuant to one or more assignments of partnership interests (collectively, the "Assignments" and each an "Assignment"). In the event all of the Interests cannot be transferred to Buyer or that title to said Property be defective and cannot be remedied on or before the Option Date, Buyer may terminate the Option Agreement and upon such termination, Seller shall retain the Option Fee as earned consideration. Seller covenants that from and after the date hereof and through the Closing Date (if the Option is exercised), Seller shall neither (i) convey title to the Property or the Interests to any party other than Buyer or its designee, nor (ii) grant an option or other contract or property right to acquire the Property or the Interests to any party other than Buyer. Seller further covenants that in the event it is not able to obtain the Assignments conveying all of the Interests, then in such event, Seller shall convey by special warranty deed an insurable fee simple title to the Property under the same terms and conditions as provided herein. In the event Seller conveys the Property to Buyer by said special warranty deed, Seller shall pay all transfer taxes relating thereto. Furthermore, Seller shall have the right to elect within fifteen (15) days from the Effective Date that Seller will convey the Property by special warranty deed rather than the assignment of the Interests by giving written notice to Buyer prior to the expiration of such fifteen (15) day period.

     3. PROPERTY INSPECTION: During the period of the Option Agreement, Buyer shall have access, at all reasonable time, upon twenty-four (24) hours prior notice to Seller, and subject to the rights of tenants in possession, to inspect the Property and to review all records of Seller relative to the Property, which records shall be made available, on two (2) business days notice. Buyer shall indemnify Seller for and against all claims, costs and expenses (including reasonable attorney fees) arising out of or relating to Buyer's inspection of the Property, which obligation shall survive the termination of this Agreement. Seller will cooperate with Buyer to obtain reasonable estoppel certificates from the tenants of the Property. A copy of a current rent roll for the Shopping Center is attached hereto as EXHIBIT "B" and by this reference incorporated herein. Seller shall furnish to Buyer as soon as reasonably possible the documents listed on the "Due Diligence Checklist" attached hereto as EXHIBIT "C" and by this reference incorporated herein.

     4. CONVEYANCE AT CLOSING: Transfer of all of the Interests is to be made by Assignments and at that time the Property shall be subject only to existing zoning ordinances and to any recorded restrictions, covenants and easements applicable to the Property, other recorded encumbrances and the Faw Easement, and subject to any taxes not then due and payable.

     5. PRORATIONS AND EXPENSES: Real estate ad valorem taxes applicable to the Property ("Taxes") shall be prorated as of the Closing Date on the basis of the calendar year in which the Closing Date occurs, regardless of when such Taxes become a lien or are payable. If the rate of any such Taxes shall not be fixed prior to the Closing Date, the adjustment and proration thereof on the Closing Date shall be upon the basis of the rate for the preceding calendar year applied to the latest assessed valuation, and the same shall be appropriately and promptly adjusted after Closing Date, if necessary, between Seller and Buyer when the rate is fixed for the calendar year during which the Closing occurs. All prior unpaid taxes, mortgages and liens including assessments, pending or confirmed, water and sewer fees and other sums due any governmental authority, if any shall be paid by the Seller at or prior to the Closing Date. All revenues and expenses of the Property shall be pro-rated as of the Closing Date. The costs of any survey, title commitment, title policies, recording fees, and inspection costs, shall be paid by Buyer. At the Closing Date, Buyer shall receive a credit to reimburse Buyer for the reasonable costs for the "Five Part Search" (includes UCC, judgment, lien, litigation and bankruptcy search) to be ordered from CT Corporation (estimated to be approximately $1500.00), outside legal fees pertaining to the transfer of limited partnership interests (estimated to be approximately $1000.00 to $1500.00) and the Fairway and Non-Imputation title endorsements. Buyer and Seller understand that the above costs are estimates only but Buyer will make reasonable efforts to keep such costs as close to the estimates as reasonably possible. Buyer to furnish to Seller copies of invoices pertaining to such costs.

     6. RISK OF LOSS: Until the Closing Date, Seller assumes risk of loss or damage to the Property by fire, windstorm, other casualty, or condemnation, but shall be entitled to recover from the Buyer any damage or loss caused by Buyer's negligence during its inspection of the Property.

     7.  [INTENTIONALLY DELETED]

     8. DEFAULT: Should the Buyer fail or refuse to exercise the Option granted herein, within the time set forth above, the Seller shall have the right to declare the Option Agreement canceled, and shall retain the Option Fee as earned consideration. In the event Buyer exercises the Option as provided herein, should the Buyer fail or refuse to carry out its obligations under the Option Agreement, Seller shall have as its sole and exclusive remedy, the right to retain, in addition to the Option Fee, the Deposit as liquidated damages and not as a forfeiture or penalty, both Buyer and Seller hereby acknowledging that Seller's actual damages at such time will be difficult to ascertain and measure, and that such liquidated damages will represent a fair and reasonable estimate of such damages that will be sustained by Seller.

     Should the Seller fail or refuse to carry out its obligations under the Option Agreement, the Buyer shall have the right to: (1) declare the Option Agreement canceled, in which event the Option Fee and the Deposit shall be refunded to the Buyer; or (2) to affirm the Option Agreement and enforce its specific performance; or (3) recover damages for its breach. The Seller shall be liable for and hereby agrees to pay for all costs and expenses incurred by the Buyer resulting from the Seller's breach of the Option Agreement, including reasonable attorney's fees, court costs and other damages.

     9. BROKER: Seller agrees to pay any brokerage commission except Buyer will pay a brokerage commission to Buyer and/or its affiliate, if any. Seller and Buyer agree to indemnity and hold the other harmless from any claims for commissions claimed by, through or under such party.

     10. ASSIGNMENT: Buyer may assign or transfer the Option Agreement without the prior written consent of Seller to an affiliate of Buyer. Any other assignment shall require the prior written consent of Seller, which consent may be withheld or granted in Seller's sole discretion.

     11. INDEMNITY: From and after the date of Closing (a) the general partner of Seller agrees to indemnify, protect, defend, and hold Buyer, its directors, officers, and owners harmless from and against all claims, actions, liabilities, losses, damages, costs, and expenses, including, but not limited to, reasonable attorney's fees and court costs, incurred by Buyer, its directors, officers and owners and arising from or related to Seller's acts or omissions occurring before Closing or the breach of any agreement that Seller may have with a third party, which breach occurs before Closing; and (b) Buyer agrees to indemnify, protect, defend, and hold the general and limited partners of Seller harmless from and against all claims, actions, liabilities, losses, damages, costs, and expenses, including, but not limited to, reasonable attorney's fees and court costs, incurred by the general or limited partners of Seller and arising from or related to Buyer's acts or omissions occurring on or after Closing or the breach of any agreement that Buyer may have with a third party, which breach occurs after Closing. The provisions of this Paragraph 11 shall survive for a period of one (1) year from the date of Closing.

     12. MEMORANDUM OF OPTION: At the option of Buyer exercised by giving written notice to Seller, Seller and Buyer shall promptly execute and Seller shall promptly deliver to Buyer a Memorandum of Option for the purpose of recording Buyer's interest in the Interests. No such Memorandum of Option shall modify or change the terms of this Agreement.

Buyer to prepare the Memorandum of Option for Seller's reasonable approval and the responsibility for recording and the cost thereof shall be borne by Buyer.

     13. TIME IS OF THE ESSENCE: Time is of the essence in respect to all provisions of the Option Agreement that specify a time for performance.

     14. COUNTERPARTS: The Option Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. APPLICABLE LAW: The Option Agreement shall, in all respects, be governed by the laws of the State of North Carolina.

     16. ENTIRE AGREEMENT: THE OPTION AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND THERE ARE NO OTHER REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE EXPRESSED IN WRITING AND SIGNED BY ALL PARTIES.

     EXECUTED as of the day and year first above written.

            [SIGNATURE AND NOTARY ACKNOWLEDGMENTS ON FOLLOWING PAGES]

                                   BUYER:

                                   INLAND REAL ESTATE ACQUISITIONS,
                                   INC., AN ILLINOIS CORPORATION

/s/ [ILLEGIBLE]                    By:  /s/ Jason A. Lazarus
--------------------                   --------------------------------
Witness                            Name:  Jason A. Lazarus
                                         ------------------------------
                                   Its:  Authorized Agent
                                        -------------------------------

STATE OF Georgia)

COUNTY OF Cobb)


I, Pat Campbell, a Notary Public of the County and State aforesaid, do hereby certify that Jason Lazarus personally came before me this day and acknowledged that he/she is the Authorized Agent of INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, and that he/she as Authorized Agent, being authorized to do so, executed the foregoing on behalf of the company.

WITNESS my hand and notarial seal/stamp, this 21st day of October, 2003.

My commission expires:             /s/ [ILLEGIBLE]
                                   ------------------------------------
                                   Notary Public

Notary Public, Cobb County, Georgia
My Commission Expires April 15, 2005
-------------------------------------
[NOTARIAL SEAL/STAMP]

                                   SELLER:

                                   HICKORY RIDGE ASSOCIATES, LIMITED
                                   PARTNERSHIP, A TENNESSEE LIMITED
                                   PARTNERSHIP

                                   By: Hickory Ridge Development Corporation, a Tennessee corporation
                                   Its: General Partner

/s/ [ILLEGIBLE]                         By:  /s/ George Bright
--------------------                       ----------------------------
Witness                                      George Bright, President


STATE OF Tennessee)

COUNTY OF Hamilton)


I, Mitzi A. Stewart, a Notary Public of the County and State aforesaid, do hereby certify that George Bright personally came before me this day and acknowledged that he is the President of Hickory Ridge Development Corporation, a Tennessee corporation, the general partner of HICKORY RIDGE ASSOCIATES, LIMITED PARTNERSHIP, a Tennessee limited partnership, and that he as President, being authorized to do so, executed the foregoing on behalf of the corporation.


WITNESS my hand and notarial seal/stamp, this 22nd day of October, 2003.


My commission expires:             /s/ Mitzi A. Stewart
                                   ------------------------------------
                                   Notary Public
8.6.05
-------------------------

[NOTARIAL SEAL/STAMP]

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

BEING, all of Lot 2, Lot 3, and Lot 4, all as shown on Recombination Survey and Major Subdivision, Hickory Ridge Shopping Center, recorded in Plat Book 45, at Page 94 in the Catawba County Public Registry, as Lot 2 was modified as shown on Recombination Survey Lots 1 and 2 Hickory Ridge Shopping Center, recorded in Plat Book 47 at Page 135 in the Catawba County Public Registry, and as Lot 2 and 3 were modified as shown on Recombination Survey For: Hickory Ridge Associates, Limited Partnership, recorded in Plat Book 52 at Page 21 in the Catawba County Public Registry, and as Lot 4 was modified as shown on Recombination Survey of Hickory Ridge Associates, LP Lots 4, 10, and 11, recorded in Plat Book 55, Page 22, Catawba County Public Registry.

TOGETHER WITH, all of Lot 2, as shown on that Recombination Survey for: Hickory Entertainment, Inc., recorded in Book 49, Page 25, in the Catawba County Public Registry.


                                   Exhibit "A"

                                   EXHIBIT "B"

                                    RENT ROLL


                                 [see attached]

                                   EXHIBIT "C"

                             DUE DILIGENCE CHECKLIST

                           INLAND PROPERTY MANAGEMENT
                             DUE DILIGENCE CHECKLIST

          THE FOLLOWING INFORMATION IS TO BE PROVIDED FOR MANAGEMENT REVIEW.

NAME OF PROPERTY                                                                                          COMMENTS
----------------------------------------------------------------------------------------------------------------------------
A.   FINANCIAL INFORMATION

     1.   Copy of leases and any guarantees

     2.   Current Rent Roll

     3.   Standard Lease Form

     4.   Latest leasing status report

     5.   Summary of recent lease transactions Including rate and tenant
          Improvement allowances

     6. List of current tenants on percentage rent only or percentage rent in lieu basis

     7.   List of specialty license agreements                                                    NONE

     8.   Prior five full years operating statements + Year-to-date statement                     TO THE EXTENT
                                                                                                  APPLICABLE/SHOPPING
                                                                                                  CENTER LESS THAN 5
                                                                                                  YEARS OLD

     9.   Prior year's general ledger statement + Year-to-date statement                          TO THE EXTENT AVAILABLE

     10.  Last three years' bills for:                                                            TO THE EXTENT AVAILABLE

          a.   Real estate taxes
          b.   Insurance
               1)   Liability
               2)   Property
          c.   Reconcillations for CAM/taxes/Insurance
          d.   Statement of current monthly amounts paid by tenants for CAM/tax/Insurance plus a year-to-date balance of amounts paid by each tenant

     11.  Information related to any recent CAM or TAX Audits, Including copies of reports

     12.  Leakage report of reimbursable expenses by tenant.                                      NOT APPLICABLE

     13.  Base rent collected in previous five calendar year period by tenant                     TO THE EXTENT
                                                                                                  APPLICABLE/SHOPPING CENTER
                                                                                                  LESS THAN 5 YEARS OLD

     14.  Physical occupancy for the last five calendar years prior to purchase                   TO THE EXTENT
                                                                                                  APPLICABLE/SHOPPING CENTER
                                                                                                  LESS THAN 5 YEARS OLD

RENT ROLL

Project             Hickory Ridge
Location:           Hickory, NC
Date:               10/20/2003

TENANT                        SQ.FT. RENT    SQ. FT.   LEASE START   LEASE END    MONTHLY RENT    ANNUAL MIN. RENT
------------------------------------------------------------------------------------------------------------------
PHASE I
Target (Sale)                 $       0.00   122,250       N/A          N/A       $        0.00   $           0.00
Kohl's                        $       6.83    86,584    8/20/1999     2/1/2020    $   49,249.67   $     590,996.00
Best Buy                      $      10.75    45,000    7/23/1999    1/31/2014    $   40,312.50   $     483,750.00
Marshall's                    $       7.30    30,000    8/15/1999    8/31/2009    $   18,250.00   $     219,000.00
Old Navy                      $       8.50    25,000    8/28/1999    1/31/2005    $   17,708.33   $     212,500.00
Party City                    $      12.50    12,000    6/25/1999    6/30/2009    $   12,500.00   $     160,000.00
Shoe Carnival                 $      10.75    12,000    6/25/1999    1/31/2010    $   10,750.00   $     129,000.00
SMALL SHOPS
EB Gameowrld (Shop 1-A)       $      20.00     1,600    11/1/2000    1/31/2013    $    2,666.67   $      32,000.00
Hallmark (Shop 1-B, C, D)     $      15.65     6,000   10/27/1999    10/5/2005    $    6,916.67   $      83,000.00(1)
Family Christian Bookstore    $      15.00     5,000    3/17/2000    3/31/2010    $    7,500.00   $      90,000.00
The Avenue                    $      11.82     6,600    11/1/2000    1/31/2013    $    6,501.00   $      78,012.00
Great Clips (Shop 3-Da)       $      18.00     1,200   12/10/1999    9/30/2004    $    1,800.00   $      21,600.00
OUTPARCEL SHOPS
Tony's Pizza (Shop 4-A)       $      21.50     2,100    1/15/2000    1/31/2005    $    3,762.50   $      45,150.00
Sprint Shop 4-B               $      18.50     2,800    11/1/1999    1/31/2005    $    4,200.00   $      50,400.00
Osaka 4-C                     $      19.50     2,100    1/15/2000    1/31/2005    $    3,412.50   $      40,950.00
Tai Orchid Shops 4-D          $      19.00     2,800    1/15/2000    1/31/2005    $    4,433.33   $      53,200.00

PHASE II
Dick's                        $       4.11    45,000    1/20/2000    1/31/2021    $   15,416.67   $     185,000.00
Linen's 'N Things             $      10.50    35,000    7/1/2000     6/30/2015    $   30,625.00   $     367,500.00
A.C. Moore                    $      11.85    21,000    1/1/2001    12/31/2015    $   20,737.50   $     248,850.00
Factory Mattress              $      18.50     3,600    12/1/2001   11/30/2006    $    5,550.00   $      66,600.00
Babies R Us                   $       5.14    24,000   10/15/2002    1/31/2013    $   10,553.92   $     126,647.00
Pier 1 Imports                $      17.50     9,976    3/7/2002     3/31/2012    $   14,548.33   $     174,580.00

------------------------------------------------------------------------------------------------------------------
Total                                        601,610                              $  287,394.58   $   3,448,735.00
==================================================================================================================

(1) Rent is subject to change. Tenant is paying percentage rent. Rent is based on last 9 months annualized less $1.00 psf for CAM loss

     INLAND PROPERTY MANAGEMENT                                           PAGE 2
     DUE DILIGENCE CHECKLIST

NAME OF PROPERTY                                                                                         COMMENTS
----------------------------------------------------------------------------------------------------------------------------
     15.  Receivables status/aging report                                                         TO THE EXTENT AVAILABLE

     16.  Tenant sales reports for last three years                                               TO THE EXTENT AVAILABLE

     17.  Tenant financial statements                                                             TO THE EXTENT AVAILABLE

     18.  Lease expirations - next three years                                                    TO THE EXTENT AVAILABLE

          a.   Status of expirations, with kick-outs, with respect to renewal possibilities       TO THE EXTENT AVAILABLE

     19.  Description and breakdown of Promotional Income and Marketing Fund                      TO THE EXTENT APPLICABLE

     20.  Leasing Plan                                                                            TO THE EXTENT AVAILABLE

ITEM                                                                                              OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
B.   EXPENSE INFORMATION

     1.   Twelve months of consecutive utility bills                                              TO THE EXTENT AVAILABLE
          a.   Water
          b.   Gas
          c.   Electric
          d.   Telephone and dedicated lines

     2.   Copies of all service agreements, contracts or any leases that encumber the property    TO THE EXTENT APPLICABLE
          a.   Fire/burglar alarm
          b.   Antenna cable/satellite dish
          c.   Cleaning
          d.   Exterminating
          e.   Landscaping
          f.   Scavenger                                                                          NONE
          g.   Security service
          h.   Snow removal
          i.   Towing
          j.   Union contracts                                                                    NONE
          k.   Elevator                                                                           NONE
          l.   Uniform rental                                                                     NONE
          m.   Water softeners
          n.   Leasing
          o.   Management
          p.   Advertising                                                                        NONE
          q.   Tax reduction legal fees
          r.   Any other service contracts or leases not cancelable in 90 days

     3.   Capital Improvements
          a.   Capital Improvements over the last 36 months                                       TO THE EXTENT AVAILABLE
          b.   Five-year capital expenditure forecast                                             TO THE EXTENT AVAILABLE
          c.   Assignable warranties                                                              TO THE EXTENT AVAILABLE

C.   ENVIRONMENTAL REPORTS

     1.   Phase I

     2.   Other                                                                                   NONE

     INLAND PROPERTY MANAGEMENT
     DUE DILIGENCE CHECKLIST                                              PAGE 3

ITEM                                                                                              OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
D.    STAFFING

     1.   Itemized by position and salary                                                         NOT APPLICABLE

E.    SITE INSPECTIONS                                                                            NOT APPLICABLE

     1.   Inspection report

     2.   Photo attached

ITEM                                                                                              OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
F.    MISCELLANEOUS

     1.   Code violations                                                                         NOT APPLICABLE
          a.   Current and outstanding
          b.   Last 24 months, with compliance
          c.   Contact municipalities as to other problems

     2.   Easement/encumbrances: restrictive easement agreements/operating easement               WILL FURNISH LATEST
          agreements                                                                              OWNER'S TITLE POLICY
                                                                                                  AND/OR LENDER TITLE
                                                                                                  POLICY IF AVAILABLE AND
                                                                                                  COPY OF OEA

     3.   Warranties                                                                              TO THE EXTENT AVAILABLE

     4.   Current tenant contact list

     5.   Certificates of Insurance from tenants

     6.   Current Insurance policies (building and common area)
          a.   Property
          b.   Liability
          c.   Umbrella

     7.   Copy of Management Agreement

     8.   Recent third party appraisal                                                            NONE

     9.   Marketing/leasing brochures                                                             TO THE EXTENT AVAILABLE

     10.  Survey

     11.  Site plan

     12.  Building photographs and aerials                                                        TO THE EXTENT AVAILABLE

     13.  Certificates of Occupancy

     14.  Zoning Letter

     15.  Building Plans and Specifications

     16.  Names and addresses of all Partners

     17.  Partnership Agreement and all Amendments